                                                                    EXHIBIT 10.1


                           ASSET PURCHASE AGREEMENT
                           ------------------------


     THIS ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of the 12th day of June, 1998, is by and among GOURMET SPECIALTY BAKERS, INC., a California corporation ("Buyer"), and SILVERADO FOODS, INC., an Oklahoma corporation ("Seller").

                                   Recitals
                                   --------

     Seller desires to sell and transfer to Buyer and Buyer desires to purchase and acquire from Seller, on the terms and conditions hereinafter set forth, the assets of Seller which constitute Seller's bagel and bagel bar production business located in Santa Ana, California (the "Business"), which are specifically described in Section 1.1 below.

                                   Agreement
                                   ---------

     IN CONSIDERATION of the mutual promises and covenants herein contained, the parties agree as follows:

     1.   Purchase and Sale.
          -----------------

          1.1  Purchase and Sale of the Assets.  Subject to the terms and
               -------------------------------
     conditions herein set forth, upon the Closing Date (as hereinafter defined) Seller shall sell, assign, transfer, and deliver to Buyer and Buyer shall purchase from Seller all of Seller's right, title and interest in and to the following assets (the "Assets"):

               (a) the product lines related to the Business which are described in Exhibit 1.1(a) attached hereto and made a part hereof (the "Product Lines");

               (b) the purchase orders related to the Business (the "Purchase Orders");

               (c) the contracts which are described in Exhibit 1.1(c) attached hereto and made a part hereof (the "Contracts");

               (d) the building, office, and equipment leases which are described in Exhibit 1.1(d) attached hereto and made a part hereof (the "Leases");

               (e) the art work, plates, dies, customer lists, files, marketing information, sales literature, mailing lists, books, and records related to the Business;

               (f) the trademarks which are described in Exhibit 1.1(f) attached hereto and made a part hereof;

               (g) all inventories of Seller related to the Business, including without limitation finished goods, work-in-progress, and raw materials; and

               (h) the equipment, supplies, furniture, fixtures, and displays related to the Business which are described in Exhibit 1.1(h) attached hereto and made a part hereof.

     2.   Consideration.
          -------------

          2.1  Payment at Closing.  At the Closing (as hereinafter defined):
               ------------------

               (a) Buyer agrees to deliver to Seller a promissory note in the principal amount of $2,500,000.00 and in substantially the form and under the terms of the promissory note attached hereto as Exhibit 2.1(a) (the "Buyer's Note"); and

               (b) As security for the Buyer's Note, Buyer shall execute and deliver to Seller a Security Agreement granting a first priority security interest in the Assets (together with accounts receivable generated after the Closing Date which are derived from sales of products included within the Product Lines) and a security interest in Buyer's other assets in substantially the form as attached hereto as
          Exhibit 2.1(b)(i) (the "Security Agreement").

               (c) The amount of the Buyer's Note shall be adjusted based on the amount of Net Working Capital (as defined below) (i) upward on a dollar-for-dollar basis by the amount by which Net Working Capital exceeds $0, and (ii) downward on a dollar-for-dollar basis by the amount by which Net Working Capital is less that $0. "Net Working Capital" is defined as the amount equal to the value of the inventory included within the Assets as reflected on Exhibit 2.1 (c) attached hereto and made a part hereof, less the amount of the accounts payable included within the Assumed Liabilities. The amount of the Net Working Capital shall be determined at the Closing.

          2.2  Assumption of Liabilities.  At the Closing, Buyer shall assume
               -------------------------
     the following liabilities of Seller (the "Assumed Liabilities") and shall agree to discharge and perform Seller's duties and obligations on account thereof: (i) the Purchase Orders, (ii) the Leases, (iii) the Contracts, and (iv) the accounts payable listed in Exhibit 2.2 attached hereto and made a part hereof.

          2.3  1998 Product Sales.
               ------------------

               (a) No later than February 15, 1999, Buyer shall deliver to Seller a statement (the "Sales Statement") which shall report net sales by Buyer during the period from July 1, 1998, through December 31, 1998, of all products included within the Product Lines and variations or derivations thereof (including, without limitation, all bagel bars and pound cakes), whether sold under one of the existing trademarks of the Business, under the brand "Mr. Bitts," or under any other brand name ("1998 Product Sales"). For purposes hereof, "net sales" shall be defined as gross sales, less returns and discounts. If 1998 Product Sales are between $3,900,000 and $5,100,000, Buyer shall pay to Seller an amount equal to $500,000 multiplied by a fraction, the numerator which is the 1998 Product Sales and the denominator is $5,100,000. If 1998 Product Sales exceed $5,100,000, Buyer shall pay to Seller (i) $500,000 plus (ii) an additional amount equal to $500,000 multiplied by a fraction, the numerator which is the 1998 Product Sales and the denominator is $6,300,000. Any such payment by Buyer relating to 1998 Product Sales shall be paid to Seller in cash at the time of the delivery of the Sales Statement.

               (b) If 1998 Product Sales are less than $3,000,000, Seller shall pay to Buyer the amount of $500,000. Any such payment by Seller relating to 1998 Product Sales shall be paid to Buyer in cash within 30 days of the date of delivery of the Sales Statement; provided, however, if the Buyer's Note has not yet been paid in full at such time, said amount shall not be payable by Seller in cash, but instead shall be applied as a reduction of Buyer's indebtedness under the Buyer's Note. To the extent the amount then due under the Buyer's
          Note is less than $500,000, the difference between $500,000 and such amount due under the Buyer's Note shall be payable to Buyer in cash.

               (c) Buyer shall use its reasonable commercial efforts to achieve the highest possible amount of 1998 Product Sales. Buyer shall devote sufficient resources to achieve the highest possible amount of sales, including in the areas of marketing and production. Buyer shall not take any action reasonably calculated to diminish the amount of 1998 Product Sales; provided, however, that Buyer shall not be required to devote resources in excess of those currently being expended by Seller in the Business. Notwithstanding the foregoing, it is understood that Buyer cannot assure continued purchases by any customer.

               (d) Within 30 days after the receipt of the Sales Statement, Seller shall advise Buyer if Seller disagrees with the information set forth in the Sales Statement. If any disagreement is not resolved by Seller and Buyer, Seller may, at its expense, engage an independent certified public accountant to review the calculations and the underlying books and records to the extent necessary to determine compliance with the provisions set forth in this Agreement.

               If Seller's independent certified public accountant is in disagreement with respect to the calculation or amounts set forth on the Sales Statement, such independent certified public accountant shall submit the controversy to Buyer's independent certified public accountant. If the two firms cannot agree on a resolution within 15 days from the date the controversy is submitted, they shall jointly agree on a third firm of independent certified public accountants to specify the resolution. Such resolution by such third firm shall be binding, and the costs of the third firm shall be borne equally by Seller and Buyer. Buyer shall provide Seller and its agents reasonable access to the books and records relating to the matter at issue during normal business hours upon reasonable notice for the purpose of determining whether there has been compliance with the provisions of Section 2.3 of this Agreement. All calculations shall be made in accordance with generally accepted accounting principles.

               (e) For the purpose of verifying the amounts of 1998 Product Sales and any royalties due to Seller under Section 2.4 hereof or under Buyer's Note, Buyer shall provide to Seller monthly statements of sales by Buyer of all of its products, which statements shall include such detail as is reasonably required by Seller for such purpose. Such monthly statements shall be provided no later than the 15th day of the next month with respect to the months of July of 1998 through February of 1999, and thereafter as long as any royalty is due to Seller. Buyer shall provide to Seller and its representatives access to Buyer's books and records during normal business hours for the purpose of such verification.

     2.4  New Distribution.  If prior to December 31, 1998, Buyer receives
          ----------------
orders from one or more customers for the purchase of its frozen filled products in a cumulative amount of $25,000 or more, and prior to March 31, 1999, Buyer receives two subsequent orders for such products from the same buyer or buyers, Buyer shall pay to Seller (i) $45,000 in cash within 30 days after receipt of the third order, and (ii) a royalty on sales of frozen filled products in the amount of 2.5% of net sales (as defined in Section 2.3(a), which royalty shall commence on January 1, 1999, and continue for a period of five years or until $205,000 is paid to Seller pursuant to said royalty, whichever first occurs. Such royalty shall be payable monthly no later than the end of the month following the month in which sales occur.

     3.   Closing.  The closing of the transactions provided for in this
          -------
Agreement (the "Closing") shall take place at 10:00 a.m. at Seller's office in Tulsa, Oklahoma, on June 12, 1998, or at such other date, time, or place as Buyer and Seller shall mutually agree upon. The date and time at which the Closing takes place is referred to herein as the "Closing Date."

     4.   Representations and Warranties of Seller.  Seller represents,
          ----------------------------------------
warrants, and covenants to Buyer as follows:

          4.1  Organization.  Seller is a corporation duly organized, validly
               ------------
     existing and in good standing under the laws of the State of Oklahoma. Seller is duly qualified and authorized to conduct business in the State of Oklahoma and each other jurisdiction where the nature of its business requires such qualification and authorization and where the failure to do so would have a material adverse effect on the financial condition or business of Seller.

          4.2  Authorization of Agreement.   This Agreement constitutes the
               --------------------------
     valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, and all instruments required hereunder to be executed by Seller at the Closing shall constitute valid and binding agreements and instruments of Seller, enforceable against Seller in accordance with their terms.

          4.3  No Conflicts.  Seller has good right and lawful authority to sell
               ------------
     and assign the Assets to Buyer as contemplated by this Agreement. The execution and performance of the transactions contemplated by this Agreement and compliance with its provisions will not violate any provision of applicable law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, Seller's articles/certificate of incorporation or bylaws or any indenture, lease, agreement, or other instrument to which Seller is bound.

          4.4  The Assets.  Seller has good and valid title to the Assets free
               ----------
     and clear of all liens, security interests, encumbrances, restrictions, adverse claims and other burdens, except for the security interest in the Assets held by Bank of Oklahoma, N.A. (the "BOK Security Interest"). Seller shall sell, assign, transfer and deliver the Assets to Buyer at the Closing free and clear of any liens, security interests, encumbrances, restrictions, adverse claims and other burdens, except that the Assets shall remain subject to the BOK Security Interest until such time as the Buyer's Note is paid in full.

          4.5  Financial Information.  Exhibit 4.5 to this Agreement sets forth
               ---------------------
     certain financial information regarding the Business. The Financial Information has been prepared from the books and records of the Company and fairly presents the results of operations of the Company for the periods indicated in all material respects.

          4.6  Liabilities.  Except as set forth in the Financial Information,
               -----------
     Seller has no material liabilities arising from the Business of a nature required by generally accepted accounting principles to be shown on a balance sheet.

          4.7  Tax Returns and Audits.  To Seller's knowledge, within the times
               ----------------------
     and in the manner prescribed by law, Seller has filed all federal, state and local tax returns required by law relating to the Business and has paid all taxes, assessments and penalties due and payable. There are no present disputes about taxes relating to the Business of any nature payable by Seller.

          4.8  Tangible Personal Property.  Except as stated in Exhibit 1.1(d),
               --------------------------
     no personal property used by Seller in connection with the Business is held under any lease, security agreement, conditional sales contact, or other title retention or security arrangement, or is other than in the possession and under the control of Seller.

          4.9  Customers and Sales.  To Seller's knowledge, Exhibit 4.9 to this
               -------------------
     Agreement contains a correct and current list of all customers of the Business, together with summaries of the sales made to each customer during the most recent two fiscal years, and for the period from January 1, 1998 to April 30, 1998.

          4.10  Employment Contracts and Benefits.  Except as set forth on
                ---------------------------------
     Exhibit 4.10, there are no employment contracts, collective bargaining agreements, or pension, bonus, profit sharing, stock option or other agreements providing for employee remuneration or benefits with respect to the Business.

          4.11  Insurance Policies.  To Seller's knowledge, Exhibit 4.11 to this
                ------------------
     Agreement contains a description of all insurance policies held by Seller on the Business and the Assets. All these policies are in the respective principal amounts set forth in Exhibit 4.11. Seller is not in default with respect to payment of premiums on any such policy. No claims are pending under any such policy.

          4.12  Other Contracts.  Except for this Agreement and the contracts
                ---------------
     included in the Assumed Liabilities, there are no other contracts or leases to which Seller is a party directly affecting Seller's operation of the Business in any material respect.

          4.13  Litigation.  Except as set forth in Exhibit 4.13 to this
                ----------
     Agreement, there is no pending, or to the best knowledge of Seller, threatened suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation against Seller with respect to the Assets or the Business. Seller has furnished or made available to Buyer copies of all relevant court papers and other documents relating to any matters set forth on Exhibit 4.13. Seller is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agents or instrumentality.

          4.14  Interest in Customers, Suppliers and Competitors.  Except with
                ------------------------------------------------
     respect to Silverado Marketing Services, Inc., neither Seller nor any shareholder, officer, director or employee of Seller, nor any spouse or child of any of them, has any direct or indirect interest in any competitor, supplier or customer of the Business.

          4.15  Personnel.  Exhibit 4.15 to this Agreement contains a list of
                ---------
     the names of all employees, agents and sales representatives of Seller involved in the conduct of the Business, stating the rates of compensation payable to each.

     5.   Representations and Warranties of Buyer.  Buyer represents, warrants
          ---------------------------------------
and covenants to Seller as follows:

          5.1  Organization.  Buyer is a corporation duly organized, validly
               ------------
     existing and in good standing under the laws of the State of California. Buyer is duly qualified and authorized to conduct business in each jurisdiction where the nature of its business requires such qualification and authorization and where failure to do so would have a material adverse effect on the financial condition or business of Buyer.

          5.2  Authorization of Agreement.  This Agreement constitutes the valid
               --------------------------
     and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, and all instruments required hereunder to be executed by Buyer at the Closing shall constitute valid and binding agreements and instruments of Buyer, enforceable against Buyer in accordance with their terms.

          5.3  No Conflicts.  Buyer has good right and lawful authority to
               ------------
     purchase the Assets from Seller as contemplated by this Agreement. The execution and performance of the transactions contemplated by this Agreement and compliance with its provisions will not violate any provision of applicable law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, Buyer's articles/certificate of incorporation or bylaws or any indenture, lease, agreement, or other instrument to which Buyer is bound.

          5.4  Financial Statements - Liabilities.  Buyer has furnished to
               ----------------------------------
     Seller the financial statements which are attached hereto as Exhibit 5.4 and made a part hereof ("Buyer's Financial Statements"). Buyer's Financial Statements fairly present the financial condition and the results of operations of Buyer and its predecessor entity for the period described therein. Buyer's Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied. Buyer has no material liabilities or obligations, whether accrued, absolute, contingent or otherwise, which have not been reflected in Buyer's Financial Statements or otherwise disclosed herein.

          5.5  Litigation.  There is no claim, suit, action or legal,
               ----------
     administrative, arbitration or other proceeding or governmental investigation pending or to the knowledge of Buyer threatened against Buyer. There is no decree or judgment of any kind in existence, or any action threatened to the knowledge of Buyer, enjoining or restraining Buyer or any of its officers or directors from taking any action relating to the business of Buyer or from taking any action required or contemplated by this Agreement.

     6.   Additional Agreements of the Parties.
          ------------------------------------

          6.1  Indemnification of Buyer.  Seller shall indemnify and hold Buyer
               ------------------------
     harmless from, against, and in respect of (i) all liabilities of Seller of any nature (other than the Assumed Liabilities), whether accrued, absolute, contingent, or otherwise, (ii) all losses or deficiencies resulting from any misrepresentation, nonfulfillment, or breach by Seller of any representation or warranty contained in this Agreement or from any misrepresentation in or omission from a certificate or other instrument furnished to Buyer under this Agreement, or failure to observe any covenant of Seller contained in this Agreement, and (iii) all actions, suits, proceedings, demands, assessments, judgments, costs, and expenses, including but not limited to reasonable attorneys' fees, and all other damages, incident to any of the foregoing. Notwithstanding anything to the contrary contained herein, the indemnification provisions of this section shall be subject to the following:

               (a) The maximum amount recoverable by Buyer pursuant to this section shall be an amount equal to the total amount of the consideration paid by Buyer to

          Seller pursuant to this Agreement, except that, in the case of fraud or deceit on the part of Seller, such recovery shall not be subject to such limitation.

               (b) There shall be no obligation by Seller to indemnify Buyer pursuant to this section until the aggregate claims against Seller exceed the total amount of $20,000, and then only for the amount by which such claims exceed $20,000.

          6.2  Indemnification of Seller.  Buyer shall indemnify and hold Seller
               -------------------------
     harmless from, against, and in respect of (i) any loss, damage, cost, charge, or expense resulting from Buyer's failure to discharge the Assumed Liabilities described in Section 2.2 hereof, (ii) all losses or deficiencies resulting from any misrepresentation, nonfulfillment, or breach by Buyer of any representation or warranty contained in this Agreement or from any misrepresentation in or omission from a certificate or other instrument furnished to Seller under this Agreement, or failure to observe any covenant contained in this Agreement, and (iii) all actions, suits, proceedings, demands, assessments, judgments, costs, and expenses, including but not limited to reasonable attorneys' fees, and all other damages, incident to any of the foregoing. Notwithstanding anything to the contrary contained herein, the indemnification provisions of this section shall be subject to the following:

               (a) The maximum amount recoverable by Seller pursuant to this section shall be an amount equal to the amounts payable under Section 2 of this Agreement, except that, in the case of fraud or deceit on the part of Buyer, such recovery shall not be subject to such limitation.

               (b) There shall be no obligation by Buyer to indemnify Seller pursuant to this section until the aggregate claims against Buyer exceed the total amount of $20,000, and then only for the amount by which such claims exceed $20,000.

     The limitations on Buyer's indemnification obligations described in (a) and
     (b) immediately above shall in no manner limit Buyer's obligations for full payment and performance of the requirements of Section 2 of this Agreement, the Buyer's Note or otherwise under this Agreement.

          6.3  Bulk Sales.  Buyer hereby waives compliance by Seller with the
               ----------
     bulk sales provisions of the Uniform Commercial Code or other statutes having a similar purpose and Seller warrants and agrees to pay and discharge when due all claims of creditors which could be asserted against Buyer by reason of such non-compliance. Seller hereby indemnifies and agrees to hold Buyer harmless from, against and in respect of (and shall on demand reimburse Purchaser for) any loss, liability, cost or expense, including, without limitation, attorneys' fees, incurred by Buyer by reason of the failure of Seller to pay or discharge such claims.

          6.4  Disclaimers.  To the extent required by applicable law to be
               -----------
     operative, the disclaimers of certain warranties contained in this Section
     6.4 are "conspicuous disclaimers" for purposes of any applicable law, rule, or order. EXCEPT AS OTHERWISE PROVIDED HEREIN, BUYER AGREES THAT SELLER IS CONVEYING THE ASSETS WITHOUT REPRESENTATION OR WARRANTY, EITHER EXPRESSED, IMPLIED AT COMMON LAW, BY STATUTE, OR OTHERWISE (ALL OF WHICH SELLER HEREBY DISCLAIMS), RELATING TO (i) MERCHANTABILITY, DESIGN, OR QUALITY, (ii) FITNESS FOR ANY PARTICULAR PURPOSE, (iii) COMPLIANCE WITH SPECIFICATIONS OR CONDITIONS REGARDING OPERATION, (iv) ABSENCE OF LATENT DEFECTS, OR (v) ANY OTHER MATTER WHATSOEVER.

          6.5  Buyer's Noncompetition Agreement.  Buyer covenants and agrees
               --------------------------------
     that it will not for a period of two (2) years following the Closing Date, either directly or indirectly, whether as agent or principal, or on its own, or with any other person, firm or company, or in any other capacity, in any manner engage within the State of California or any other state in any business which involves the production, sale or distribution of biscotti or any substantially similar product.

          6.6  Seller's Noncompetition Agreement.  Seller covenants and agrees
               ---------------------------------
     that it will not for a period of two (2) years following the Closing Date, either directly or indirectly, whether as agent or principal, or on its own, or with any other person, firm or company, or in any other capacity, in any manner engage within the State of California or any other state, in any business which involves the production, sale or distribution of (i) rugala, (ii) products which are the same as or similar to the products covered by the Product Lines, or (iii) frozen filled products. Notwithstanding the foregoing, in the event that the remedy provided for in
     Section 4.3(b) of the Security Agreement is utilized, this provision shall thereafter not apply to (i) products which are the same as or similar to the products covered by the Product Lines, or (ii) frozen filled products. Also notwithstanding the foregoing, in no event shall this noncompetition agreement be binding upon any entity other than Seller which operates Seller's biscotti business, including, without limitation, any entity which acquires Seller's biscotti business pursuant to the letter of intent dated April 6, 1998, between Seller and LF Capital Partners, LLC.

     7.   Transactions at Closing; Procedure.
          ----------------------------------

          7.1  Closing Date Procedure.  At or prior to the Closing, the
               ----------------------
     appropriate parties shall exchange applicable documents required to be delivered at the Closing under the terms of this Agreement and shall cause all other acts to be done as may be required to make the sale of the Assets effective under applicable law.

          7.2  Closing Documents.  At or before the Closing, each of the parties
               -----------------
     shall deliver to the other such instruments and documents as are necessary or desirable in order to carry out the purpose of this Agreement, such instruments and documents to be in form and substance reasonably satisfactory to counsel for the other. Seller will deliver or cause to be delivered to Buyer a bill of sale and assignment sufficient to transfer title to the Assets to Buyer substantially in the form of Exhibit 7.2 attached hereto and made a part hereof. At the Closing, Buyer shall assume the Assumed Liabilities in accordance with Section 2.2 above.

     8.   Buyer's Covenants.
          -----------------

     From and after the Closing Date, and for so long as any amount remains unpaid on the Buyer's Note, Buyer shall comply with the covenants and agreements contained in this Section 8, unless Seller consents in writing to noncompliance:

          8.1  Limitation on Indebtedness.  Buyer shall not create, incur, or
               --------------------------
     suffer to exist any indebtedness for borrowed money except (i) the Buyer's Note, (ii) the indebtedness reflected in Buyer's Financial Statements, and
     (iii) additional indebtedness of Buyer not to exceed $1,000,000 in aggregate principal amount at any one time outstanding.

          8.2  Limitation on Liens.  Buyer shall not create, incur, or suffer to
               -------------------
     exist any mortgage, lien, pledge, security interest or other encumbrance of any nature (a "Lien") on any of the Assets, except (i) Liens existing on the Closing Date which are properly described in Exhibit 8.2 and renewals and extensions thereof, (ii) Liens for taxes not yet due or contested in good faith with appropriate reserves maintained on the books of Buyer,
     (iii) carriers, warehouse men, mechanics, and similar liens arising in the ordinary course of business which are not overdue for more than 90 days or are being contested in good faith, and (iv) the Lien securing the Buyer's Note.

          8.3  Subsidiaries.  Buyer will not create, own or hold any subsidiary.
               ------------

          8.4  Limitation on Dividends.  Buyer shall not, either directly or
               -----------------------
     indirectly, pay or declare any dividend or make any distribution on, or purchase, redeem, or retire, any shares of the capital stock of Buyer, or any warrants, options, or other rights to acquire any such shares.

          8.5  Limitation on Disposition of Assets.  Buyer shall not sell,
               -----------------------------------
     lease, convey or otherwise dispose of any assets, whether owned on the Closing Date or subsequently acquired, in any transaction or related series of transactions not in the ordinary course of business.

          8.6  Limitation on Merger, etc.  Buyer shall not (i) enter into any
               -------------------------
     merger or consolidation, (ii) liquidate, wind up its affairs or dissolve, or (iii) convey, sell, lease, transfer, or otherwise dispose of all or substantially all of the assets of Buyer.

          8.7  Compensation.
               ------------

               (a) Buyer shall not, directly or indirectly, enter into any employment agreement or other arrangement, with or for the benefit of an officer, director or employee of Buyer, other than reasonable compensation, consistent with this Section 8.7, for services as an officer, director, or employee.

               (b) Buyer shall not in any manner increase the compensation of its officers, directors or employees from the levels in effect on the Closing Date other than increases in the ordinary course of business consistent with past practices.

          8.8  No Conflicting Agreements or Actions.  Buyer shall not enter into
               ------------------------------------
     any agreement or make any amendment to any agreement or take any other action which would restrict or adversely affect Buyer's performance of its obligations to Buyer under the Buyer's Note.

     9.   Conditions Precedent to Obligations of Buyer.  The obligations of
          --------------------------------------------
Buyer to purchase the Assets hereunder shall be subject, at its option, to satisfaction of the following conditions:

          9.1  Representations and Warranties of Seller.  All representations
               ----------------------------------------
     and warranties of Seller herein were true and correct when made and at and as of the Closing Date shall be true and correct as if made at and as of the Closing Date and Seller shall have performed all of its obligations hereunder to be performed at or prior to the Closing.

          9.2  Certificates.  Buyer shall have received a certificate dated the
               ------------
     Closing Date, executed by a duly authorized officer of Seller to the effect that the representations and warranties of Seller herein are true and correct at and as of the Closing, and that all agreements of Seller hereunder to be performed at or before the Closing have been performed by Seller. Buyer shall have received a certificate dated the Closing Date, executed by a duly authorized officer of Seller, certifying corporate resolutions authorizing Seller's execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

          9.3  Certificate of Good Standing.  Seller shall have delivered to
               ----------------------------
     Buyer a certificate of good standing issued by the Secretary of States of the States of Oklahoma and California with respect to Seller dated within 30 days of the Closing Date.

          9.4  Opinion of Counsel.  Buyer shall have received an opinion of
               ------------------
     Conner & Winters, A Professional Corporation, counsel to Seller, in form and substance reasonably satisfactory to Buyer.

     10.  Conditions Precedent to Obligations of Seller.  The obligations of
          ---------------------------------------------
Seller to sell the Assets hereunder shall be subject, at its option, to satisfaction of the following conditions:

          10.1  Representations and Warranties of Buyer.  All representations
                ---------------------------------------
     and warranties of Buyer herein were true and correct when made and at and as of the Closing Date shall be true and correct as if made at and as of the Closing Date and Buyer shall have performed all of its obligations hereunder to be performed at or prior to the Closing.

          10.2  Certificates.  Seller shall have received a certificate dated
                ------------
     the Closing Date, executed by a duly authorized officer of Buyer to the effect that the representations and warranties made by Buyer herein are true and correct at and as of the Closing, and that all agreements of Buyer hereunder to be performed at or before the Closing have been performed by Buyer. Seller shall have received a certificate dated the Closing Date, executed by a duly authorized officer of Buyer, certifying corporate resolutions authorizing Buyer's execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

          10.3  Certificate of Good Standing.  Buyer shall have delivered to
                ----------------------------
     Seller a certificate of good standing issued by the Secretary of State of the State of California with respect to Buyer dated within 30 days of the Closing Date.

          10.4  Opinion of Counsel.  Seller shall have received an opinion of
                ------------------
     Balfour MacDonald & Olmsted, counsel to Buyer, in form and substance reasonably satisfactory to Seller.

          10.5  Security Documents.  Seller shall have received the security
                ------------------
     documents described in Section 2.1(b) hereof.

     11.  Miscellaneous.
          -------------

          11.1  Remedies.  The remedies expressly set forth in this Agreement
                --------
     following the Closing with respect to any breach of this Agreement are in addition to, and not preclusive of, any remedies in law or equity; provided, that, absent actual fraud or deceit, the limitations as to liability set forth in Sections 6.1 and 6.2 shall apply to any such remedies.

          11.2  Survival of Representations and Warranties.  The representations
                ------------------------------------------
     and warranties of Seller and Buyer contained in Section 4 and Section 5 of this Agreement shall survive the Closing, and shall continue in full force and effect for a period of one year following the Closing.

          11.3  Confidentiality.  Between the date of this Agreement and the
                ---------------
     Closing Date, Buyer and Seller will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of Buyer and Seller, to maintain in confidence, and not use to the detriment of any party, any written, oral, or other information obtained in connection with this Agreement or the transactions contemplated herein, unless (a) such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated herein, or (c) the furnishing or use of such information is required by legal proceedings. If the Closing does not occur, each party will return or destroy as much of such written information as the other party may reasonably request.

          11.4  Notices.  Any notice or other communication required or
                -------
     permitted hereunder shall be in writing and shall be deemed sufficiently given if delivered personally or sent by certified mail, return receipt requested, postage prepaid, addressed as listed below or to such other address as the party concerned may substitute by notice to the other in accordance with the provisions of this paragraph.

          If to Seller:

                Silverado Foods, Inc.
                6846 South Canton, Suite 110
                Tulsa, Oklahoma  74136
                Attention:  Lawrence D. Field, Chairman

          If to Buyer:

                Gourmet Specialty Bakers, Inc.
                1701 East Edinger Avenue
                Suite F-5
                Santa Ana, California  92701
                Attention:  Ira Herman

          11.5  Broker's Fees.  Each of the parties hereto (a) represents and
                -------------
     warrants that it has not taken and will not take any action that would cause any other party hereto to have any obligation or liability to any person for a finder's or broker's fee, and (b) agrees to indemnify the other parties hereto for breach of the foregoing representation and warranty, whether or not the Closing occurs.

          11.6  Sales and Transfer Taxes.  Any sales, use or other transfer tax
                ------------------------
     due on the sale of the Assets shall be paid by Buyer.

          11.7  Entire Agreement.  This Agreement sets forth the entire
                ----------------
     agreement and understanding of the parties with respect to the transactions contemplated hereby. No representation, promise, inducement, or statement of intention has been made by Seller or Buyer which is not embodied in this Agreement, and none of Seller or Buyer shall be bound by or liable for any alleged misrepresentation, promise, inducement, or statement of intention not so set forth.

          11.8  Headings.  The descriptive headings of the several sections and
                --------
     paragraphs of this Agreement are inserted for convenience only and shall not be used in the interpretation of this Agreement.

          11.9  Counterparts.  This Agreement may be executed in one or more
                ------------
     counterparts, each of which shall be deemed an original and all of which shall be considered one and the same agreement.

          11.10  Governing Law.  This Agreement shall be construed in accordance
                 -------------
     with the laws of the State of Oklahoma without regard to the conflict of laws provisions thereof.

          11.11  Construction.  The parties acknowledge that the parties and
                 ------------
     their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments thereto.

          11.12  Binding Effect.  The terms of this Agreement shall be binding
                 --------------
     upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns.

          11.13  Attorneys' Fees.  In the event of any litigation arising out of
                 ---------------
     this Agreement, the party not prevailing in such proceedings shall pay the reasonable costs of the prevailing party in connection with such proceedings, including but not limited to attorneys' fees and expenses, witness fees and expenses and court costs.

          11.14  Choice of Forum.  The parties hereto agree that any suit,
                 ---------------
     action or proceeding arising out of or relating to this Agreement or any agreement or obligation delivered in connection with this Agreement or any judgment entered by any court in respect thereof shall be brought in the courts of the State of Oklahoma, County of Tulsa or in the United States District Court for the Northern District of Oklahoma and each such party hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding relating to this Agreement or any related agreement or obligation. Each party hereto hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any agreement or obligation delivered in connection with this Agreement, brought in the courts of the State of Oklahoma, County of Tulsa or the United States District Court for the Northern District of Oklahoma, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          11.15  Reduction of Royalty.  Notwithstanding anything contained
                 --------------------
     herein or the Buyer's Note to the contrary, the royalty payable to Seller pursuant to Section 2.4 hereof and the Buyer's Note each month shall be reduced by 50% of the full amount due until such time as the total amount of such reductions equals $52,000.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              "SELLER"

                              SILVERADO FOODS, INC.


                              By:
                                  ---------------------------------------------
                              Name:
                                    -------------------------------------------
                              Title:
                                     ------------------------------------------

                              "BUYER"

                              GOURMET SPECIALTY BAKERS, INC.


                              By:
                                  ---------------------------------------------
                              Name:
                                    -------------------------------------------
                              Title:
                                     ------------------------------------------

                                List of Exhibits
                                ----------------


Exhibit 1.1(a)      -  Description of the Product Lines
Exhibit 1.1(c)      -  Description of the Contracts
Exhibit 1.1(d)      -  Description of the Leases
Exhibit 1.1(f)      -  Description of Trademarks
Exhibit 1.1(h)      -  Description of the Equipment
Exhibit 2.1(a)      -  Form of the Buyer's Note
Exhibit 2.1(b)(i)   -  Form of Security Agreement
Exhibit 2.1(c)      -  Value of Inventory
Exhibit 2.2         -  Description of Accounts Payable
Exhibit 4.5         -  Financial Information
Exhibit 4.9         -  Customers and Sales
Exhibit 4.10        -  Employment Contracts and Benefits
Exhibit 4.11        -  Insurance Policies
Exhibit 4.13        -  Pending Litigation
Exhibit 4.15        -  Personnel
Exhibit 5.4         -  Buyer's Financial Statements
Exhibit 7.2         -  Form of Bill of Sale, Assignment, and Assumption
Exhibit 8.2         -  Description of Liens

                                 EXHIBIT 2.1(a)
                                 --------------


                                PROMISSORY NOTE


$2,500,000.00                                                   June 12, 1998


     FOR VALUE RECEIVED, the undersigned, Gourmet Specialty Bakers, Inc., a California corporation ("Debtor"), promises to pay to Silverado Foods, Inc., an Oklahoma corporation ("Silverado"), or its assigns, at Tulsa, Oklahoma, or at such other place as the legal holder hereof may designate in writing, the principal sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) in legal U.S. tender. All of said principal amount shall be due and payable on November 30, 1998; provided, however, that said date for payment may be extended until March 31, 1999, in the event (i) on or prior to November 30, 1998, Debtor delivers to Silverado a notice in writing requesting such extension, and (ii) as consideration for such extension, Debtor pays to Silverado in cash on or prior to November 30, 1998, the amount of $500,000.00 (which payment shall not reduce the indebtedness represented by this Note).

     In lieu of interest hereon, until such time as this Note is paid in full, Debtor shall pay to Silverado a royalty of 2.5% of net sales (defined as gross sales, less returns and allowances) of the products included within the product lines purchased by Debtor from Silverado pursuant to the Asset Purchase Agreement dated June 12, 1998, between Silverado and Debtor. Net sales for the purpose of determining this royalty shall not include sales of frozen filled products. This obligation for the payment of royalty shall be in addition to any other royalty obligations owed by Debtor to Silverado. This royalty shall be payable with respect to sales occurring between the date hereof and the date on which this Note is paid in full. Such royalty shall be payable by Debtor to Silverado monthly no later than the end of the month following the month in which sales occur.

     Debtor may voluntarily prepay all or a portion of the indebtedness hereunder, at any time, without premium or penalty.

     If all or any portion of the indebtedness hereby evidenced is not paid when due and remains unpaid for ten (10) days after written notice to Debtor of such failure, or in the event of the dissolution, insolvency, bankruptcy or receivership of the undersigned, or upon the breach by Debtor of any of the terms of this Note, the holder may, without further notice or demand, declare this indebtedness to be immediately due and payable. Following any such default, in addition to any other remedies, the sums due hereunder shall bear interest until paid at an annual rate of interest of fifteen percent (15%) per annum.

     The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder or under any instruments securing payment of this Note, the undersigned will pay to the holder its reasonable attorney's fees and all court costs and other expenses incurred in connection therewith.

     The makers, endorsers, sureties, guarantors, and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest, and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the security for the payment hereof and the release of any party liable for payment of this obligation. Any such extension of time or release may be made at any time and from time to time without notice to any such party and without discharging said party's liability hereunder.

     This Note is to be construed according to the laws of the State of Oklahoma. This Note is secured by a Security Agreement of even date herewith. Enforcement and collection of this Note is limited as provided in said Security Agreement.


                              GOURMET SPECIALTY BAKERS, INC.



                              By:
                                  ---------------------------------------------
                              Name:
                                    -------------------------------------------
                              Title:
                                     ------------------------------------------

                               EXHIBIT 2.1(b)(i)
                               -----------------


                               SECURITY AGREEMENT


     This SECURITY AGREEMENT is made and executed as of the 12th day of June, 1998, by Gourmet Specialty Bakers, Inc., a California corporation, whose mailing address is at 1701 East Edinger Avenue, Suite F-5, Santa Ana, California 92701 (hereinafter called the "Debtor"), and Silverado Foods, Inc., an Oklahoma corporation, whose mailing address and the place where information concerning the security interest(s) herein created is at 6846 South Canton, Suite 110, Tulsa, Oklahoma 74136 (hereinafter called the "Secured Party").

                                  WITNESSETH:

     In order to secure the due and timely payment of all of the Secured Indebtedness (as herein defined), including the due and timely performance by the Debtor of all of the covenants, agreements and undertakings of the Debtor made herein, the Debtor hereby grants to the Secured Party a continuing security interest in and to all of the Debtor's right, title and interest, whether now owned and existing or hereafter acquired or arising, in and to the following:

          (a) All of the assets (the "Bagel Assets") acquired by Debtor from Secured Party pursuant to the Asset Purchase Agreement dated June 12, 1998 (the "Purchase Agreement"), relating to the Secured Party's bagel and bagel bar production business located in Santa Ana, California (the "Business"), including the following:

               (i) the product lines related to the Business which are described in Exhibit 1.1(a) attached hereto and made a part hereof (the "Product Lines");

               (ii)  the purchase orders related to the Business;

               (iii) the contracts which are described in Exhibit 1.1(c) attached hereto and made a part hereof;

               (iv) the building, office, and equipment leases which are described in Exhibit 1.1(d) attached hereto and made a part hereof;

               (v) the art work, plates, dies, customer lists, files, marketing information, sales literature, mailing lists, books, and records related to the Business;

               (vi)  the trademarks which are described in Exhibit 1.1(f);

               (vii) all inventories of Seller related to the Business, including without limitation finished goods, work-in-progress, and raw materials;

               (viii) the equipment, supplies, furniture, fixtures, and displays related to the Business which are described in Exhibit 1.1(h) attached hereto and made a part hereof; and

          (b) All accounts receivable arising after the current date relating to the sale of products included within the Product Lines; and

          (c) All assets of Debtor other than the Bagel Assets, including all accounts receivable, inventory, contracts, trademarks, other general intangibles, machinery and equipment, whether now owned or hereafter acquired (the "Other Assets"); provided that Secured Party acknowledges and agrees that the Other Assets shall be subject to any existing prior lien(s) of any lender, lessor or other financial institution providing financing to Debtor or any predecessor owner of the Other Assets, and that Secured Party agrees, at the request of Debtor, to subordinate Secured Party's interest in the Other Assets to any lender of Secured Party that requires such subordination to enable Debtor to obtain or continue financing for its operations; provided further, notwithstanding the foregoing, the lien held by Cresent Hermanson Family Limited Partnership in the Other Assets shall be prior to the lien of Debtor only to the extent of the first $152,000 of secured indebtedness owed to Cresent Hermanson Family Limited Partnership and/or Gennie Hermanson, with Secured Party's lien being prior as to any secured indebtedness in excess of $152,000.

          (d) All proceeds and products of the foregoing.

All of the foregoing being referred to herein collectively as the "Collateral."

                                   ARTICLE I
                                   ---------

                              SECURED INDEBTEDNESS
                              --------------------

     1.1 This Security Agreement is made to provide collateral and security for the payment and performance by the Debtor of all of the following:

          (a) The Debtor's promissory note dated as of even date herewith in the principal sum of $2,500,000.00 payable to the Secured Party with a final maturity on November 30, 1998 (extendable to March 31, 1999), and any royalties payable thereunder, such note, together with any and all extensions, renewals, modifications, rearrangements, substitutions, and changes in form thereof which may be from time to time and for and upon such term or terms as may be effected by agreement between the Debtor and the holder being referred to herein collectively as the "Note";

          (b) The obligations and liabilities of Debtor to the Secured Party pursuant to the Purchase Agreement;

          (c) Any and all other indebtedness, royalties, obligations, and liabilities of the Debtor to the Secured Party arising under the Purchase Agreement or by promissory notes, drafts, debentures, or other written undertakings signed by or on behalf of the Debtor in favor of the Secured Party;

          (d) The amount of all expenditures made and obligations incurred by the Secured Party in attempting to remedy any default on the part of the Debtor of this Agreement, as provided in Section 3.12;

          (e) The amount of all expenditures reasonably made and obligations reasonably incurred by the Secured Party in attempting to collect any Secured Indebtedness or to enforce any right or remedy set forth herein or otherwise provided under the Uniform Commercial Code; and

          (f) Interest on all amounts expended by the Secured Party for any of the purposes specified in (c) and (d) next hereinabove at the rate of fifteen percent (15%) per annum.

(All of the foregoing is referred to herein as the "Secured Indebtedness".)

                                   ARTICLE II
                                   ----------

                                REPRESENTATIONS
                                ---------------

     To induce the Secured Party to extend such credit to the Debtor as shall be extended and shall constitute "Secured Indebtedness" as herein defined, the Debtor represents to the Secured Party as follows:

     2.1 Debtor is duly organized and existing under the laws of the State of California and is duly qualified and in good standing in every other state in which the nature of its business requires such qualification, except where failure to qualify would not have a material adverse effect.

     2.2 The execution, delivery and performance of this Agreement are within Debtor's corporate powers, have been duly authorized and are not in contravention of law or the powers of Debtor's charter, bylaws, or other incorporation papers or of any indenture agreement or undertaking to which Debtor is a party or by which it is bound.

     2.3 Debtor is or will become the owner of the Collateral and has good right and authority to grant a security interest in the Collateral.

     2.4 There are no presently outstanding liens, security interests, or encumbrances in or on the Collateral or the proceeds, nor any financing statements covering the Collateral or the proceeds thereof, except the financing statements executed pursuant hereto, and except for the security interest in the Other Assets granted by Debtor to Union Bank which security interest shall be senior and prior to the security interest in the Other Assets granted herein, and the security interest in the Other Assets granted by Debtor to Cresent Hermanson Family Limited Partnership and/or Gennie Hermanson, which security interest shall be senior and prior to the security interest in the Other Assets granted herein to the extent of the first $152,000 of secured indebtedness owed to Cresent Hermanson Family Limited Partnership, with Secured Party's security interest being senior and prior as to any secured indebtedness in excess of $152,000.

     2.5 The address of Debtor's place of business is correctly set forth at the beginning of this Agreement.

     2.6 All balance sheets, earning statements, and other financial data which have been furnished to Secured Party to induce it to enter into this Agreement fairly present the financial position of Debtor as of the dates and the results of its operations for the periods for which the same are furnished, and all other information, reports, and other papers and data furnished to Secured Party are, or shall be at the time the same are so furnished, accurate and correct in all material respects and complete insofar as necessary to give Secured Party a true and accurate knowledge of the subject matter.

                                  ARTICLE III
                                  -----------

                                   COVENANTS
                                   ---------

     So long as the Secured Indebtedness or any part thereof remains unpaid, Debtor, for itself, its successors and assigns, covenants and agrees with Secured Party, its successors and assigns, as follows:

     3.1 Debtor shall make prompt payment, as the same becomes due, of the Secured Indebtedness in accordance with the terms and provisions of the Note or other agreements evidencing such indebtedness.

     3.2 Debtor shall maintain its corporate existence and pay all necessary corporate franchise and license taxes, fees, and charges.

     3.3 Debtor shall furnish to Secured Party as soon as possible after the end of each fiscal year financial statements reflecting the financial position of Debtor as of the date of the statement and reflecting its operations for the periods covered by the statements. Debtor shall also promptly furnish to Secured Party such reasonable information as Secured Party may from time to time at reasonable intervals request concerning Debtor's financial condition and its operations.

     3.4 Debtor shall account fully and faithfully for and, if Secured Party so elects in its sole discretion, shall promptly pay or turn over to Secured Party the proceeds in whatever form received in disposition in any manner of any of the Collateral; provided, however, that so long as no default has occurred hereunder and is then continuing, the Debtor may continue to sell and dispose of inventory and to collect the accounts in the ordinary course of business, without being under any obligation to pay or turn over the proceeds thereof to the Secured Party.

     3.5 Debtor shall reimburse Secured Party for any expenditures, including reasonable attorneys' fees and legal expenses reasonably incurred by the Secured Party, in connection with Secured Party's exercise of any of its rights and remedies under Article IV or Secured Party's protection of the Collateral and its security interest therein.

     3.6 Debtor shall keep accurate and complete records of the Collateral and its proceeds.

     3.7 At Secured Party's expense, Debtor shall sign and execute alone or with Secured Party any Financing Statement or other documents necessary to protect the security interest under this Security Agreement against the rights or interests of third persons.

     3.8 Notwithstanding the security interest in proceeds granted herein, Debtor shall not sell, lend, rent, lease, or otherwise dispose of any of the Collateral (other than inventory and accounts as set forth in Section 3.4), or any interest therein, and Debtor shall keep all of the Collateral free from unpaid charges, including taxes, and from liens, encumbrances, and security interests other than that of the Secured Party and will warrant and defend the Collateral against the claims and demands of all other persons, except the holders of the security interests described herein.

     3.9 Debtor shall pay promptly when due all taxes and assessments upon the Collateral or for its use or operation.

     3.10 Debtor shall insure the equipment and inventory covered hereby with companies acceptable to Secured Party against such casualties and in such amounts as is customary in the Debtor's industry. All insurance policies shall be written for the benefit of Debtor and Secured Party as their interests may appear, and such policies or certificates evidencing the same shall be furnished to Secured Party. All policies of insurance shall provide for written notice to Secured Party at least ten (10) days prior to cancellation.

     3.11 The equipment covered hereby will be properly maintained and will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear.

     3.12 If the Debtor shall default in paying when due any tax, assessment, or charge levied upon the Collateral or any part thereof or if the Debtor shall default in insuring the Collateral or in delivering the policies or certificates as above provided, or if the Debtor fails to maintain the Collateral as above provided, the Secured Party may at its option and without waiver of any right hereunder, pay such tax, assessment, or charge or effect such insurance and pay the premiums therefor, or take whatever action is necessary to maintain the Collateral and in each such case the amount paid in respect thereof shall be payable to the Secured Party forthwith with interest at the rate of fifteen per cent (15%) per annum until paid and shall become part of the Secured Indebtedness secured by this Security Agreement.

     3.13 The equipment covered hereby will be used in the business of Debtor and shall remain in Debtor's possession or control at all times at Debtor's risk of loss.

                                   ARTICLE IV
                                   ----------

                          REMEDIES IN EVENT OF DEFAULT
                          ----------------------------

     4.1 The term "default" as used in this Agreement shall mean the occurrence of any of the following events:

          (a) The failure of Debtor to make due and punctual payment of the Secured Indebtedness secured hereby, principal or interest or royalty, or any part thereof, as the same shall become due and payable, whether at maturity or when accelerated pursuant to any power to accelerate held by Secured Party, if such failure continues for ten (10) days after written notice and demand by Secured Party for such payment.

          (b) The failure of Debtor punctually and properly to observe, keep, or perform any covenant, agreement or condition of this Agreement or the Purchase Agreement required to be observed, kept, or performed, if such failure continues for thirty (30) days after written notice and demand by Secured Party for the performance of such covenant, agreement or condition.

          (c) Any material representation made in this Agreement or the Purchase Agreement shall prove to be untrue in any material respect.

          (d) Any event or occurrence which would, under the provisions of any agreement or writing to which the Debtor is a party, would entitle any person or entity to accelerate the maturity of any obligation of the Debtor.

          (e) Debtor declares itself insolvent or is determined to be insolvent by a court of competent jurisdiction, or makes an assignment for the benefit of creditors.

          (f) A receiver is appointed for all or substantially all of the properties of Debtor or of the Collateral or any part thereof.

          (g) Debtor is adjudicated a bankrupt or requests, either by way of petition or answer, that Debtor be adjudicated a bankrupt or that Debtor be allowed or granted any composition, rearrangement, extension, reorganization or other relief under any bankruptcy law or under any other law for the relief of debtors now or hereafter existing.

          (h) The dissolution or liquidation of Debtor.

     4.2 Upon the occurrence of a default and during the continuation thereof, Secured Party shall have the option, with or without notice, of declaring all Secured Indebtedness in its entirety to be immediately due and payable.

     4.3 Upon the occurrence of a default and during the continuation thereof, prior to the enforcement of any other remedies conferred by law or this Agreement, Secured Party shall have the following remedies:

          (a) Following the occurrence of a default hereunder and until the remedy in subparagraph (b) below is invoked by Secured Party, Secured Party and Debtor shall use their best efforts to sell the assets of Debtor on terms mutually satisfactory to Secured Party and Debtor. Neither Secured Party nor Debtor shall unreasonably withhold approval of any such sale, and in no event shall Secured Party or Debtor withhold approval of a cash sale of such assets for a purchase price of $6,500,000 or more. The proceeds of any such sale shall be applied to the Secured Indebtedness, with any excess proceeds to be retained by Debtor. If such a sale is accomplished, the proceeds of such sale received by Secured Party shall be in full satisfaction of the Secured Indebtedness.

          (b) If (i) an offer for the purchase and sale of the assets of Debtor which the parties desire to accept pursuant to subparagraph (a) above is not received within ninety (90) days after the occurrence of a default hereunder, or (ii) a sale of the assets of Debtor is not consummated within sixty (60) days after the acceptance of any such offer, within forty-five
     (45) days after notice from Secured Party, Debtor shall vacate the premises of its then current business location and deliver to Secured Party (i) possession of such location, and (ii) good and valid title to all of the Bagel Assets (excluding inventory). Such assets shall be delivered to Secured Party in the same condition as delivered by Secured Party to Debtor pursuant to the Purchase Agreement, reasonable wear and tear excepted. Secured Party shall not assume any liabilities of Debtor in the event of such reacquisition, except for obligations under leases and contracts included in the Bagel Assets which accrue after the date of such reacquisition. If the remedy provided by this subparagraph (b) is accomplished, the redelivery of assets provided for herein shall be in full satisfaction of the Secured Indebtedness.

          (c) If a sale as provided for in subparagraph (a) above is not accomplished, and Debtor breaches its obligations provided for in subparagraph (b) immediately above, Secured Party may then exercise its right of enforcement under the Uniform Commercial Code in force in the jurisdiction where such rights are to be asserted at the date of this Security Agreement, provided, however, that the extent of Secured Party's recovery against Debtor shall be limited to any loss to Secured Party resulting from Debtor's failure to perform its obligations set forth in subparagraph (b) immediately above.

     4.4 In all cases, Secured Party may waive any default or remedy without waiving any other prior or subsequent default. Written notice mailed to Debtor at its address set forth at the beginning of this Security Agreement ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice.

     4.5 No failure on the part of Secured Party to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy.

     4.6 After the occurrence of a default and during the continuation thereof, Debtor hereby appoints Secured Party its agent and attorney in fact for the purpose of carrying out the provisions hereof and taking any action and executing any instrument which Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney in fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Secured Party shall have the right, after the occurrence of a default and during the continuation thereof, notify account debtors and to receive, collect and endorse all checks made payable to Debtor or its order representing any payment on account of any of the Collateral and to give fully discharge therefor.

     4.7 In the event the remedy provided for in Section 4.3(b) above is utilized by Secured Party, Debtor agrees that it will not for a period of two
(2) years following the date of the redelivery of assets, either directly or indirectly, engage within the State of California or any other state in any business which involves the production, sale or distribution of (i) products which are the same as or similar to the products covered by the Product Lines, (ii) frozen filled products, or (iii) biscotti.

                                   ARTICLE V
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     5.1 When all of the Secured Indebtedness has been paid in full then and in that case only the security interests evidenced hereby or provided for herein shall terminate and shall be released by the Secured Party, and the Collateral then held as such by Secured Party shall become free and clear of such security interests.

     5.2 No modification or waiver of any provision of this Security Agreement nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

     5.3 Secured Party may enter upon Debtor's premises at any reasonable time during normal business hours and upon reasonable notice to inspect the Collateral and Debtor's books and records pertaining to the Collateral or its proceeds, and Debtor shall assist Secured Party in whatever way reasonably necessary to make any such inspection.

     5.4 Secured Party may assign this Security Agreement to any subsequent holder of the Note so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder.

     5.5 All notices and communications provided for herein shall be delivered or mailed, certified, postage prepaid, addressed to the parties hereto at their addresses set forth at the beginning of this Agreement, or such other address as any party hereto shall hereafter designate by written notice to the other party.

     5.6 A determination that any provision of this Security Agreement is unenforceable or invalid shall not affect the validity or enforceability of any other provision.

     5.7 Unless the context clearly indicates otherwise, "Debtor" and "Secured Party" as used in this Security Agreement include the respective successors and assigns of those parties.

     5.8 The law governing this secured transaction shall be that of the State of Oklahoma.

     5.9 The parties hereto agree that any suit, action or proceeding arising out of or relating to this Security Agreement or any agreement or obligation delivered in connection with this Security Agreement or any judgment entered by any court in respect thereof shall be brought in the courts of the State of Oklahoma, County of Tulsa or in the United States District Court for the Northern District of Oklahoma and each such party hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding relating to this Security

Agreement or any related agreement or obligation. Each party hereto hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement or any agreement or obligation delivered in connection with this Security Agreement, brought in the courts of the State of Oklahoma, County of Tulsa or the United States District Court for the Northern District of Oklahoma, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     IN WITNESS WHEREOF, this Security Agreement is executed on behalf of the parties by their respective officers hereunto authorized as of the date first above written.

                              "SECURED PARTY"

                              SILVERADO FOODS, INC.


                              By:
                                  ---------------------------------------------
                              Name:
                                    -------------------------------------------
                              Title:
                                     ------------------------------------------

                              "DEBTOR"

                              GOURMET SPECIALTY BAKERS, INC.


                              By:
                                  ---------------------------------------------
                              Name:
                                    -------------------------------------------
                              Title:
                                     ------------------------------------------

                                  EXHIBIT 7.2
                                  -----------


                    BILL OF SALE, ASSIGNMENT, AND ASSUMPTION
                    ----------------------------------------

KNOW ALL MEN BY THESE PRESENTS:

     THAT SILVERADO FOODS, INC., an Oklahoma corporation ("Seller"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by GOURMET SPECIALTY BAKERS, INC., a California corporation ("Buyer"), the receipt of which is hereby acknowledged, does hereby sell, assign, transfer, and deliver to Buyer all of Seller's right, title and interest in and to the following assets of Seller (the "Assets"):

          (i) the product lines related to Seller's bagel and bagel bar production business located in Santa Ana, California (the "Business"), which are described in Exhibit 1.1(a) attached hereto and made a part hereof;

          (ii) the purchase orders related to the Business (the "Purchase Orders");

          (iii) the contracts which are described in Exhibit 1.1(c) attached hereto and made a part hereof (the "Contracts");

          (iv) the building, office, and equipment leases which are described in Exhibit 1.1(d) attached hereto and made a part hereof (the "Leases");

          (v) the art work, plates, dies, customer lists, files, marketing information, sales literature, mailing lists, books, and records related to the Business;

          (vi)   the trademarks which are described in Exhibit 1.1(f);

          (vii) all inventories of Seller related to the Business, including without limitation finished goods, work-in-progress, and raw materials; and

          (viii) the equipment, supplies, furniture, fixtures, and displays related to the Business which are described in Exhibit 1.1(h) attached hereto and made a part hereof.

     TO HAVE AND TO HOLD the Assets unto Buyer, its successors and assigns, forever.

     Buyer hereby joins in the execution of this Bill of Sale, Assignment, and Assumption to evidence its assumption of the following liabilities of Seller and its agreement to discharge and perform Seller's duties and obligations on account thereof: (i) the Purchase Orders, (ii) the Leases, (iii) the Contracts, and (iv) the accounts payable listed in Exhibit 2.2 attached hereto and made a part hereof.

     Seller agrees that it will, at Buyer's request, from time to time after the date hereof, and without further consideration, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably necessary or proper for the transfer of title to the Assets.

     This Bill of Sale, Assignment, and Assumption is delivered pursuant to the Asset Purchase Agreement (the "Purchase Agreement") dated June 12, 1998, among Buyer and Seller, and is subject in all respects to the terms and conditions of the Purchase Agreement.

     DATED as of the 12th day of June, 1998.


                              SILVERADO FOODS, INC.


                              By:
                                  ---------------------------------------------
                              Name:
                                    -------------------------------------------
                              Title:
                                     ------------------------------------------


                              GOURMET SPECIALTY BAKERS, INC.

                              By:
                                  ---------------------------------------------
                              Name:
                                    -------------------------------------------
                              Title:
                                     ------------------------------------------

     The following exhibits to the Asset Purchase Agreement have been omitted from this filing. Copies of such exhibits will be furnished supplementally to the Securities and Exchange Commission upon request.

Exhibit 1.1(a)      -  Description of the Product Lines
Exhibit 1.1(c)      -  Description of the Contracts
Exhibit 1.1(d)      -  Description of the Leases
Exhibit 1.1(f)      -  Description of Trademarks
Exhibit 1.1(h)      -  Description of the Equipment
Exhibit 2.1(c)      -  Value of Inventory
Exhibit 2.2         -  Description of Accounts Payable
Exhibit 4.5         -  Financial Information
Exhibit 4.9         -  Customers and Sales
Exhibit 4.10        -  Employment Contracts and Benefits
Exhibit 4.11        -  Insurance Policies
Exhibit 4.13        -  Pending Litigation
Exhibit 4.15        -  Personnel
Exhibit 5.4         -  Buyer's Financial Statements
Exhibit 8.2         -  Description of Liens